UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/14/2011

Parkway Properties, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-11533

Maryland	74-2123597
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Jackson Place Suite 1000
188 East Capitol Street
P. O. Box 24647
Jackson, Mississippi 39225-4647
(Address of principal executive offices, including zip code)

(601) 948-4091
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

The information included in Exhibit 99.1 hereto supplements the discussion under the heading "Material United States Federal Income Tax Consequences" in the Company's Registration Statement on Form S-3 (Reg. No. 333-156050) that was declared effective by the Securities and Exchange Commission on December 30, 2008.
The information included in Exhibit 99.2 hereto supplements the risk factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.
99.1        Additional Material United States Federal Income Tax Considerations
99.2        Supplemental Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parkway Properties, Inc.

Date: June 14, 2011	By:	/s/ Mandy M. Pope
Mandy M. Pope
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Additional Material United States Federal Income Tax Considerations
EX-99.2	Supplemental Risk Factors